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                                                                    EXHIBIT 10.3

                              Purchase Agreement

                               February 1, 2000

FleetBoston Robertson Stephens Inc.
Hambrecht & Quist LLC
Goldman, Sachs & Co.
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

Ladies and Gentlemen:

     Introductory. E*TRADE Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the "Initial Purchasers") an aggregate of $500,000,000 principal amount of its 6% Convertible Subordinated Notes due 2007 (the "Firm Securities"). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional aggregate $150,000,000 principal amount of its 6% Convertible Subordinated Notes due 2007 (the "Option Securities") as provided in
Section 2. The Firm Securities and, if and to the extent such option is exercised, the Option Securities are collectively called the "Securities." The Securities will be convertible into shares (the "Underlying Securities") of Common Stock, $0.01 par value, of the Company (the "Common Stock"). The Securities will be issued pursuant to an Indenture (the "Indenture"), to be dated as of February 1, 2000, between the Company and The Bank of New York, as trustee (the "Trustee").

     The Securities (and the Underlying Securities) will be offered without being registered under the Securities Act of 1933, as amended, in reliance on exemptions therefrom provided by the Act and the rules and regulations thereunder (collectively, the "Securities Act").

     The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers (the "Registration Rights Agreement").

     In connection with the offer and sale of the Securities, the Company has prepared a preliminary offering circular dated January 24, 2000 (the "Preliminary Circular") and a final offering circular dated February 1, 2000 (the "Final Circular") for delivery to prospective purchasers of the Securities. Each of the Preliminary Circular and the Final Circular includes or incorporates certain information concerning, among other things, the Company, the Securities and the Underlying Securities. The Final Circular also incorporates by reference each document or report filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date thereof and prior to the termination of the distribution of the
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Securities and as set forth in the Final Circular.  As used herein, the terms
"Preliminary Circular" and "Final Circular" shall include in each case the documents incorporated by reference therein (the "Incorporated Documents"), and any and all supplements and amendments to such documents incorporated by reference therein and any and all amendments and supplements to the Preliminary Circular or the Final Circular, as the case may be, and the term "Circular" shall include the Preliminary Circular and the Final Circular. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Preliminary Circular or Final Circular that are filed subsequent to the date of such Circular with the Commission pursuant to the Exchange Act.

     Section 1.  Representations and Warranties of the Company.

     The Company hereby represents, warrants and covenants to each Initial Purchaser that:

               (a) The Circulars and SEC Documents. The Preliminary Circular does not, and the Final Circular in the form used by the Initial Purchasers to confirm sales does not, and on the First Closing Date (as hereinafter defined) will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the immediately preceding sentence do not apply to statements or omissions from either Circular made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

               (b) Exchange Act Documents. There are no contracts or other documents required to be described in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999 that are not so described therein and there are no contracts or other documents required to be filed pursuant to
Item 14 of such Annual Report on Form 10-K that are not so filed. The Company is subject to Section 13 or 15(d) of the Exchange Act. Since October 1, 1998, each of the Company and Telebanc Financial Corporation ("Telebanc") has timely filed with the Commission all the documents that it was required to file with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (collectively, as filed, the "SEC Documents"). The SEC Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the Commission thereunder, and any documents so filed and incorporated by reference in any Circular subsequent to the date hereof will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the Commission thereunder. No stop order or other similar order or decree preventing the use of any Circular, or any order or decree asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and remains in effect and, to the knowledge of the Company, no proceedings for that purpose have been commenced or are contemplated.

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               (c)  The Telebanc Merger. The transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 31, 1999 (the "Merger Agreement"), by and among the Company, Turbo Acquisition Corporation ("Turbo") and Telebanc, including the merger of Turbo with and into Telebanc (the "Merger") have been consummated in all material respects. The Merger became effective on January 12, 2000. The Merger and other transactions contemplated by the Merger Agreement and the related agreements have been approved by all requisite corporate approvals on the part of the Company, Turbo and Telebanc and did not and do not contravene (i) any provision of any applicable law or (ii) the charter or bylaws of the Company, Turbo or Telebanc or (iii) any agreement or other instrument binding upon the Company, Turbo or Telebanc or any of their respective subsidiaries or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, Turbo or Telebanc or any of their subsidiaries, except, in the case of clauses (i),
(iii) and (iv), as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization or order of, or qualification or filing with, any governmental body or agency is required for performance of their respective obligations under the Merger Agreement and the related agreements except such as have been obtained or made.

               (d) The Purchase Agreement. This purchase agreement (the "Agreement") has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               (e) The Registration Rights Agreement. The Registration Rights Agreement will have been duly authorized, executed and delivered by the Company at the Closing (as hereinafter defined), and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except in the case of the Registration Rights Agreement as rights to indemnification and contribution thereunder may be limited by applicable law and except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; the Registration Rights Agreement will conform in all material respects to the description thereof in each Circular.

               (f) The Indenture. The Indenture will have been duly authorized, executed and delivered by the Company at the Closing and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Indenture will conform in all material respects to the description thereof in each Circular.

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               (g)  The Securities.  The Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for by the Initial Purchasers in accordance with this Agreement, will be (i) valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, (ii) be entitled to the benefits of the Indenture, and (iii) validly issued, fully paid and nonassessable, and will not be subject to any preemptive rights, co-sale rights, rights of first refusal or other rights to subscribe for or purchase securities, in each case pursuant to any instrument to which the Company is a party or pursuant to the Certificate of Incorporation and Bylaws of the Company; the Securities conform in all material respects to the description thereof contained in each Circular.

               (h) The Underlying Securities. The Underlying Securities have been duly authorized and reserved for issuance and, upon issuance thereof upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and nonassessable and will be issued free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and will not be subject to any preemptive rights, co-sale rights, rights of first refusal or other right subject to subscribe for or purchase securities, in each case pursuant to any instrument to which the Company is a party or pursuant to the Certificate of Incorporation and Bylaws of the Company.

               (i) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities included in the offering or registered for sale in accordance with the Registration Rights Agreement contemplated by this Agreement except for such rights as have been duly waived.

               (j) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Final Circular: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or business prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or any change which would adversely affect the power and ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Underlying Securities or the Securities (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

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               (k)  Independent Accountants.  Deloitte & Touche LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) of the Company that are incorporated by reference or included in the Final Circular, are independent certified public accountants with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings. Arthur Andersen LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) of Telebanc that are incorporated by reference or included in the Final Circular, are independent public or certified public accountants with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings.

               (l) Preparation of the Financial Statements. The financial statements previously filed with the Commission that are incorporated by reference or included in the Final Circular present fairly in all material respects the consolidated financial position of the Company and its subsidiaries, or of Telebanc and its subsidiaries, as applicable, as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity in all material respects with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the Circulars or in the related notes thereto. The financial data set forth in each Circular under the captions "Summary--Summary Supplemental Consolidated Financial Data," "Summary--Recent Financial Results," "Selected Supplemental Consolidated Financial Data" and "Capitalization" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited and unaudited financial statements presented therein. The financial data set forth in each Circular in Annex B thereto under the caption "Supplemental Consolidating Financial Statements," giving retroactive effect to the acquisition of Telebanc by the Company have been properly compiled on a basis consistent with the audited and unaudited financial statements and information of the Company and Telebanc presented therein.

               (m) Company's Accounting System. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (n) Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999 and the subsidiaries listed in Exhibit 21 to Telebanc's Annual Report on Form 10-K for the fiscal year ended December 31, 1998. Except for Telebanc and E*TRADE Securities, Inc., none of

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the direct or indirect subsidiaries of the Company are "significant subsidiaries" as defined in Section 1-02(w) of Regulation S-X.

               (o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in each Circular, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

               (p) Capitalization of the Subsidiaries. All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances, in each case except as would not have a Material Adverse Effect.

               (q) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. Except as disclosed in each Circular, no subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

               (r) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Circular under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Final Circular or upon exercise of outstanding options or warrants described in the Final Circular). The Common Stock (including the Underlying Securities) conforms in all material respects to the description thereof contained in the Final Circular. All of the issued and outstanding Common Stock has been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Final Circular. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Final Circular accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

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               (s)  No Consents, Approvals or Authorizations Required.  No
consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required to be obtained or made by the Company in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture and the Securities, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated here and in the Final Circular.

               (t) Non-Contravention of Existing Instruments and Agreements. The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Registration Rights Agreement, the Indenture and the Securities, and the consummation of the transaction herein and therein contemplated does not and will not conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clause
(iii) above, for any of the same as would not have a Material Adverse Effect.

               (u) No Defaults or Violations. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except any such violation or default which would not, singly or in the aggregate, result in a Material Adverse Change and except as otherwise disclosed in the Final Circular.

               (v) No Actions, Suits or Proceedings. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance by the Company of this Agreement or the consummation by the Company of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Effect.

               (w) All Necessary Permits, Etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and

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neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.

               (x) Title to Properties. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements included or incorporated by reference in the Final Circular, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

               (y) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except as may be being contested in good faith and by appropriate proceedings. Each of the Company and Telebanc has made adequate charges, accruals and reserves in the applicable financial statements included or incorporated by reference in the Final Circular in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or Telebanc that could result in a Material Adverse Change.

               (z) Intellectual Property Rights. Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Final Circular, the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change that is not otherwise disclosed in the Final Circular; the Company has not received any written notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Change. There is no claim being made against the Company regarding patents, patent rights or licenses, inventions, trade secrets, trademarks, service marks, trade names or copyrights. The Company and its subsidiaries do

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not in the conduct of their business as now or proposed to be conducted as described in the Final Circular infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

               (aa) Year 2000 Preparedness. There are no issues related to the Company's, or any of its subsidiaries', preparedness for the Year 2000 that (i) are of a character required to be described or referred to in the Final Circular or any Incorporated Document by the Securities Act or by the Exchange Act or the rules and regulations of the Commission thereunder which have not been accurately (in all material respects) described in the Final Circular or any Incorporated Document or (ii) might reasonably be expected to result in any Material Adverse Change or that might materially affect their properties, assets or rights. All internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its subsidiaries comply in all material respects with Year 2000 Qualification Requirements. "Year 2000 Qualifications Requirements" means that the internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its Subsidiaries (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. The Company has disclosed in the Final Circular any issues with respect to the Year 2000 preparedness that might reasonably be expected to result in any Material Adverse Change.

               (bb) No Transfer Taxes or Other Fees; No Solicitation Fees.
There are no documentary stamp or other issuance or transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement, the Registration Rights Agreement, and the Indenture or the issuance and sale by the Company of the Securities. The Company has not paid or agreed to pay any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

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               (cc) Company Not an "Investment Company."  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

               (dd) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

               (ee) Labor Matters. To the Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subcontractors, or international distributors that might be expected to result in a Material Adverse Change.

               (ff) Regulation M. The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the sale or offering of the Securities or the Underlying Securities.

               (gg) Lock-Up Agreements. Each executive officer and director of the company and each beneficial owner of five or more percent of the outstanding issued share capital of the Company has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the "Lock-up
                                             ---------
Agreements"). The Company has provided to counsel for the Initial Purchasers true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of FleetBoston Robertson Stephens Inc.

               (hh) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Final Circular which have not been described as required.

                  (ii) Rule 144A Eligibility. The Firm Securities and Option Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act for securities to be eligible for trading pursuant to Rule 144A.

                  (jj) No General Solicitation. Assuming the accuracy and completeness of the Initial Purchasers' representations, warranties and agreements, neither the Company or its subsidiaries nor, to the knowledge of the Company any Affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company (other than a subsidiary), directly or through any agent or any person acting on its or their behalf, (i) has sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, or will sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities under Rule 502(a) of Regulation D under the Securities Act in a manner that would require the registration under the Securities Act of the Securities, or (ii) has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) in connection with the offering of the Securities, or (iii) has engaged or will engage in any manner in a public offering in connection with the sale of the Securities within the meaning of
Section 4(2) of the Securities Act (assuming, with respect to (ii) and (iii), the accuracy and completeness of the Initial Purchasers' representations, warranties and agreements in Sections 3(d) hereof).

                  (kk) No Registration Required. Assuming the accuracy and completeness of the Initial Purchasers' representations, warranties and agreements, it is not necessary in connection with the offer, sale and delivery of any of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities or the Underlying Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (ll) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Final Circular.

                  (mm) Environmental Laws. Except as otherwise disclosed in the Final Circular, (i) the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no written notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a contaminated site under
                 -- ---
applicable state or local law.

                  (nn) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                  Any certificate signed by an officer of the Company and delivered to FleetBoston Robertson Stephens Inc. on behalf of the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

     Section 2.   Purchase, Sale and Delivery of the Securities.

                  (a) The Firm Securities. You have advised the Company that you have made and will make an offering of the Firm Securities purchased by you hereunder on the terms to be set forth in the Final Circular and in this Agreement, as soon after this Agreement is entered into as in your judgment is advisable. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company $500,000,000 of the aggregate principal amount of Firm Securities set forth opposite their name on Schedule A attached hereto at a purchase price of 100% of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, from February 7, 2000 to the date of payment and delivery.

Delivery of definitive certificates for the Firm Securities to be purchased by the Initial Purchasers and payment therefor shall be made by the Company and the Initial Purchasers at the offices of Brobeck Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303 (or at such other place as may be agreed upon among the Initial Purchasers and the Company), at 6:00 A.M., San Francisco time, (i) on the third (3rd) full business day following the first day that Securities are traded, (ii) if this Agreement is executed and delivered after 1:30 p.m., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later than seven (7) full business days following the first day that Securities are traded as the Initial Purchasers and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of payment and delivery being herein called the "First Closing Date"; provided, however, that if the Company has not made available to the Initial Purchasers copies of the Final Circular within the time provided in Section 2(e) hereof, the Initial Purchasers may, in its sole discretion, postpone the First Closing Date until no later that two (2) full business days following delivery of copies of the Final Circular to the Initial Purchasers. The certificates (including one or more global certificates), if any, for the Firm Securities to be so delivered will be made available to FleetBoston Robertson Stephens Inc. at such office or at such other location including, without limitation, in New York City, as FleetBoston Robertson Stephens Inc. may reasonably request for checking at least one (1) full business day prior to the First Closing Date and will be in such names and denominations as FleetBoston Robertson Stephens Inc. may request, such request to be made at least two (2) full business days prior to the First Closing Date. To the extent that the Initial Purchasers so elect, delivery of the Firm Securities held in global certificates may be made by credit through full fast transfer to the accounts at The Depository Trust Company ("DTC") designated by the Initial Purchasers.

                  (b) The Option Securities; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, up to an aggregate principal amount of $150,000,000 of Option Securities from the Company at the Purchase Price plus accrued interest, if any, from February 7, 2000 to the date of payment and delivery to be paid by the Initial Purchasers for the Firm Securities. The option granted hereunder is for use by the Initial Purchasers. The option granted hereunder may be exercised at any time upon notice by the Initial Purchasers to the Company which notice may be given at any time within 45 days from the date of this Agreement. The time and date of delivery of the Option Securities, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Initial Purchasers and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Option Securities (subject to such adjustments to eliminate fractional shares as the Initial Purchasers may determine) that bears the same proportion to the total principal amount of Option Securities to be purchased as the principal amount of Firm Securities set forth on Schedule A opposite the name of such
                                       ----------
Initial Purchaser bears to the total principal amount of Firm Securities.


                        The certificates (including one or more global certificates), if any, for the Option Securities so to be delivered will be made available to FleetBoston Robertson Stephens Inc. at such office or other location including, without limitation, in New York City, as FleetBoston

Robertson Stephens Inc. may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as FleetBoston Robertson Stephens Inc. may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. To the extent that the Initial Purchasers so elect, delivery of the Option Securities in global form may be made by credit through full fast transfer to the accounts at DTC designated by the Initial Purchasers.

                  (c) Exercise of Option. Upon exercise of any option provided for in Section 7(b) hereof, the obligations of the Initial Purchasers to purchase such Option Securities will be subject (as of the date hereof and as of the date of payment for such Option Securities) to the accuracy of and compliance with the representations and warranties of the Company herein, to the accuracy of the statements of the Company and officers of the Company on the Company's behalf made pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Firm Securities and the Option Securities, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Securities shall be reasonably satisfactory in form and substance to you and to Initial Purchasers' counsel, and you shall have been furnished with all such documents, certificates and opinions as you may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company or the compliance with any of the conditions herein contained.

                  (d) Payment for the Securities. Payment for the Securities shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer in immediately available-funds to the order of the Company.

                  It is understood that FleetBoston Robertson Stephens Inc. has been authorized, for its own account and the accounts of the Initial Purchasers, to accept delivery of and receipt for, and make payment of the Purchase Price for, the Firm Securities and any Option Securities the Initial Purchasers have agreed to purchase. FleetBoston Robertson Stephens Inc., individually and not as the representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Securities to be purchased by any Initial Purchaser whose funds shall not have been received by FleetBoston Robertson Stephens Inc. by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  (e) Delivery of Final Circular to the Initial Purchasers. Not later than 12:00 noon on the second business day following the date the Securities are released by the Initial Purchasers for sale to the investors, the Company shall deliver or cause to be delivered copies of the Final Circular in such quantities and at such places and FleetBoston Robertson Stephens Inc. shall request.

                  (f) Initial Purchaser Representations. Each Initial Purchaser represents and warrants that such Initial Purchaser is an accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor"). Each of the Initial Purchasers agrees with the Company that (a) it has not solicited and will not solicit offers for, or offer or sell, any Securities by any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) or engage in any manner in a public offering in connection with the sale of the Securities within the meaning of
Section 4(2) of the Securities Act (assuming the accuracy and completeness of the Company's representations, warranties and compliance with its agreements in Sections 1(jj), 3(d) and 3(e) hereof), and (b) it has solicited and will solicit offers for the Securities only from, and has offered and will offer and sell the Securities only to, persons that it reasonably believes to be qualified institutional buyers, as defined in Rule 144A(a)(1) under the Securities Act ("QIBs").

     Section 3.   Covenants of the Company.

     The Company further covenants and agrees with each Initial Purchaser as follows:

                  (a) Amendments and Supplements to the Final Circular. If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary in the judgment of the Company or in the reasonable opinion of the Initial Purchasers or counsel for the Initial Purchasers to amend or supplement the Final Circular in order to make the statements therein, in the light of the circumstances existing at the time the Final Circular is delivered to a purchaser, not misleading, or if it is necessary at any time to amend or supplement the Final Circular to comply with any law, the Company promptly will prepare and furnish, at its own expense, to the Initial Purchasers and to dealers, an appropriate amendment to the Final Circular so that the Final Circular as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Final Circular, will comply with the law.

                  (b) Blue Sky Compliance. The Company will cooperate with the Initial Purchasers and counsel for the Initial Purchasers in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (both national and foreign) as the Initial Purchasers may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or subject itself to taxation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Initial Purchasers may reasonably request for distribution of the Shares.

                  (c) Copies of any Amendments and Supplements to each Circular. The Company will furnish to you copies of the Final Circular within the time period specified in Section 2(e) of this Agreement, any documents incorporated by reference therein and any amendments or supplements to such documents, all in such quantities as you may from time to time reasonably request until all of the Securities shall have been sold by the Initial Purchasers.

                  (d) No Integration. Neither the Company nor any Affiliate has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) or will do any of the foregoing which could be integrated with the sale of any of the Securities under Rule 502(a) of Regulation D under the Securities Act in a manner which would require the registration under the Securities Act of such Securities.

                  (e) No General Solicitation. Neither the Company nor any Affiliate has solicited or will solicit any offer to buy or offer or sell any of the Securities by means of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) or has engaged or will engage in any manner in a public offering in connection with the sale of the Securities within the meaning of Section 4(2) of the Securities Act.

                  (f) Rule 144A Information. To the extent that any Securities or Underlying Securities remain outstanding and are "restricted securities" within the meaning of Rule 144 under the Securities Act, during the two year period following the First Closing Date (or, if later, the Second Closing Date) and during the two-year period following the sale of any such Security or Underlying Security, as the case may be, by an Affiliate of the Company (for purposes of this Section 3(f) only, as such term is defined in Rule 144(a)(1) under the Securities Act), the Company will make available, upon request, to any seller of such Securities or Underlying Securities, as the case may be, the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

                  (g) Designation for Trading in The Portal Market. The Company will use its reasonable best efforts to permit the Securities to be designated securities eligible for trading in The Portal Market in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in The Portal Market and to permit the Securities to be eligible for clearance and settlement through DTC.

                  (h) Agreement by Company Not to Offer or Sell Additional Securities. The Company will not, without the prior written consent of FleetBoston Robertson Stephens Inc., for a period of 90 days following the date of the Final Circular, offer, sell or contract to sell, or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other Common Stock or any securities convertible into, or exchangeable for, Common Stock; provided, however, that the Company may (i) issue and sell Common Stock pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Final Circular and described in the Final Circular so long as none of those shares may be transferred during the period of 90 days from the date hereof through and including May 1, 2000 (the "Lock-Up Period") and the Company shall enter stop transfer instructions with its transfer agent and registrar against the transfer of any such Common Stock and (ii) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the date of the Final Circular and described in the Final Circular.

                  (i) Reservation of Underlying Securities. The Company will at all times reserve and keep available, free of any preemptive rights, co-sale rights, registration rights, rights of first refusal, other rights to subscribe for or purchase securities or other right of security holders similar to any of the foregoing, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Securities into Underlying Securities, the full number of shares of Underlying Securities issuable upon the conversion of all outstanding Securities.

                  (j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Final Circular.

                  (k) Legends placed on the Securities. The Company will ensure that each certificate representing any Securities bears the legend required by the Indenture, if any.

                  (l) Legends placed on the Underlying Securities. The Company will ensure that each stock certificate representing Underlying Securities bears the legend required by the Indenture, if any.

                  (m) Lock-Up and No-Buy Agreements. Until such time as all of the restrictive legends required to be placed on the Securities pursuant to the Indenture have been removed or are removable, neither the Company nor any of its Affiliates will purchase any of the Securities, other than, in the case of the Company, Securities which upon such purchase are canceled and not reissued. The Company will not release any of its executive officers or directors from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of FleetBoston Robertson Stephens. In addition the Company will use its best efforts to cause each executive officer and director of the Company and each other "affiliate" (as defined under Rule 144 of the Securities Act) of the Company to agree in writing not to purchase any of the Securities, other than Securities that have been or are being sold in a transaction registered under the Securities Act or in any other transaction as a result of which such person receives Securities without any restrictive legends, directly or indirectly, until after two years following the later to occur of the First Closing Date or the Second Closing Date, if any. In connection with the foregoing, the Company will use its best efforts to secure the agreement of any person who becomes an "affiliate" (as defined under Rule 144 of the Securities
Act) of the Company after the effective date of this Agreement that they will not purchase any of the Securities other than Securities that have been or are being sold in a transaction registered under the Securities Act or in any other transaction as a result of which such person receives Securities without restrictive legends, until after two years following the later to occur of the First Closing Date or the Second Closing Date, if any, which steps shall include securing a written agreement that they will not purchase any of the Securities other than Securities that have been or are being registered under the Securities Act or in any other transaction as a result of which such person receives Securities without any restrictive legends until after two years following the later to occur of the First Closing Date or the Second Closing Date, the imposition of appropriate restrictive legends and the removal of any such Securities from DTC and trading in The Portal Market.

                  (n) Removal of Legends. In connection with any disposition of Securities or Underlying Securities pursuant to a transaction made in compliance with applicable state securities laws and (i) satisfying the requirements of Rule 144(k) under the Securities Act, (ii) made pursuant to an effective registration statement under the Securities Act or (iii) disposed of in any other transaction that does not require registration under the Securities Act, the Company will reissue certificates evidencing such Securities or Underlying Securities without the legends referred to in Section 3(k) or 3(l) hereof (provided, in the case of a transaction specified in clause (iii) above, that the legal opinion referred to therein supports the removal of such legends).

                  (o) DTC Compliance. The Company agrees to comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                  (p) Notice of Subsequent Events. If at any time during the ninety (90) day period after the date hereof, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Company Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Circular), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     Section 4. Conditions of Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Firm Securities and Option Securities as provided herein, shall be subject to the accuracy, as of the date hereof and the First Closing Date or the Second Closing Date, as the case may be, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to each of the following additional conditions:

                  (a) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date or the Second Closing Date, as the case may be:

                        (i) there shall not have been any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, considered as one enterprise, from that set forth in the Final Circular that, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to market the Firm Securities or Option Securities as contemplated in the Final Circular.

                        (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Rights Agreement, the form of Preliminary Circular, the Indenture and the Final Circular, and the authorization, issue, sale and delivery of the Firm Securities and the Option Securities shall have been reasonably satisfactory to Initial Purchasers' counsel and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                  (c) Opinion of Counsel for the Company. You shall have received on the First Closing Date or on the Second Closing Date, as the case may be, an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company substantially in the form of Exhibit B attached hereto (provided that certain
                             ---------
opinions may be rendered by another counsel as specified Exhibit B), dated the
                                                         ---------
First Closing Date or the Second Closing Date, as the case may be, addressed to the Initial Purchasers and with reproduced copies or signed counterparts thereof for each of the Initial Purchasers.

                  Counsel rendering the opinion contained in Exhibit B may limit
                                                             ---------
the opinion to the laws of the United States, the General Corporation Law of the State of Delaware and the laws of the States of California and New York, and may rely as to questions of fact upon representations or certificates of officers of the Company and of government officials. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Initial Purchasers of the Initial Purchasers, and to the Initial Purchasers' counsel.

                  (d) Opinion of Counsel for the Initial Purchasers. You shall have received on the First Closing Date or on the Second Closing Date, as the case may be, an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, substantially in form and substance satisfactory to you. The Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                  (e) Accountants' Comfort Letter. You shall have received on the First Closing Date or on the Second Closing Date, as the case may be, letters from Deloitte & Touche LLP and from Arthur Andersen LLP, each addressed to the Initial Purchasers, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein, each called the "Original Letter"), but carried out to a date not more than four (4) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in such firm's Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in such firm's Original Letter which are necessary to reflect any changes in the facts described in such firm's Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Final Circular which, in your sole judgment, is material and adverse and makes it impracticable or inadvisable to proceed with the sale of the Firm Securities and the Option Securities as contemplated by the Circular. The Original Letter from Deloitte & Touche LLP, shall be addressed to or for the use of the Initial Purchasers in form and substance reasonably satisfactory to the Initial Purchasers and shall
(i) represent, to the extent true, that they are independent certified public accountants with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings, and (ii) set forth their opinion with respect to their examination of the consolidated balance sheets of the Company as of September 30, 1999 and 1998 and related consolidated statements of operations, shareowners' equity, and cash flows for each of the three years in the period ended September 30, 1999, and address other matters agreed upon by Deloitte & Touche LLP and you. In addition, you shall have received from Deloitte & Touche LLP a letter addressed to the Company and made available to you for the use of the Initial Purchasers statement that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their audit of the Company's consolidated financial statements as of September 30, 1999, did not disclose any weaknesses in internal controls that they considered to be material weaknesses. The Original Letter from Arthur Andersen LLP, shall be addressed to or for the use of the Initial Purchasers in form and substance reasonably satisfactory to the Initial Purchasers and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to Telebanc under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings, (ii) set forth their opinion with respect to their examination of the consolidated statement of financial condition of Telebanc as of December 31, 1998 and related consolidated statements of operations, stockholders' equity, and cash flows for the twelve (12) months ended December 31, 1998, (iii) state that Arthur Andersen LLP has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information for each of the quarters in the 3-quarter periods ended September 30, 1999 (the "Quarterly Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, and address other matters agreed upon by Arthur Andersen LLP and you. In addition, you shall have received from Arthur Andersen LLP a letter addressed to Telebanc and made available to you for the use of the Initial Purchasers statement that their review of Telebanc's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of December 31, 1998, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

               (f) Officers' Certificate. You shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the Chief Executive Officer and President of the Company, to the effect that, and you shall be satisfied that:

                    (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

                    (ii) As of the date of this Agreement and at all times subsequent thereto up to the delivery of such certificate, the Final Circular did not and does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which made, not misleading, and, since the date of this Agreement, there has occurred no event necessary to be set forth in an amended or supplemented Final Circular in order to make any statements in such Final Circular, in light of the circumstances under which made, not misleading in any material respect, which has not been so set forth; and

                    (iii) Subsequent to the respective dates as of which information is given in each Circular, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise, except for the issuance of the Securities pursuant hereto, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

               (g) Registration Rights Agreement and Indenture. The Registration Rights Agreement and the Indenture shall have been executed and delivered by all parties thereto other than the Initial Purchasers;

               (h) Lock-up Agreement from Certain Stockholders. The Company shall have obtained and delivered to you an agreement substantially in the form of Exhibit A attached hereto from each executive officer and director of the
   ---------
Company and each beneficial owner of five or more percent of the outstanding issued share capital of the Company;

               (i) Compliance with Indebtedness Covenants. You shall have received on the First Closing Date and Second Closing Date, as the case may be, a certificate of the Company, dated the Closing Date or Second Closing Date, as the case may be, signed on behalf of the Company by either the Chief Executive Officer, the President or the Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                    (i) The only indentures, mortgages, deeds of trust, loan agreements, bonds, debentures, note agreements or other evidences of which any indebtedness to which the Company or any of its subsidiaries is a party or by of them are bound are set forth and delivered to the Initial Purchasers and attached to this Agreement as Exhibit C (true, correct and complete copies
                              ---------
of which have been delivered to counsel for the Initial Purchasers).

                    (ii) As of the First Closing Date and any Second Closing Date, as the case may be, the Company is not in breach of, or default under the provisions of the agreements and instruments referred to in paragraph (i) above, and the issuance and sale by the Company of the Firm Securities and Option Securities would not result in a breach of, or constitute a default under, the provisions of the agreements and instruments referred to in paragraph (i) above including, without limitation, with respect to the financial covenants in such agreements and instruments. The Company will attach as an exhibit to such certificate the computations demonstrating the compliance of such financial covenants. Such computations have been made in conformity with the provisions of such agreements and instruments, and the terms used in such agreements and instruments, and the terms used in such computations have the meanings assigned thereto in such agreements and instruments.

                    (iii) Attached as an exhibit to such certificate are copies of any required waivers or amendments or consents in respect of the agreements referred to above.

                    (iv) To such officers' knowledge (after having reviewed the provisions of the agreements and instruments referred to in paragraph (i) above and having made inquiries of those officers and employees of the Company responsible for administering them), as of the date of this Agreement, and as of the First Closing Date or any Second Closing Date, as the case may be, the Company is not in default under, or in breach of, any of the agreements and instruments referred to in paragraph (i) above, nor does any condition exist which, with the giving of notice or passage of time, would constitute such a default or breach.

               (j) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, as the case may be, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

               If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Option Securities, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (Payment of Expenses), Section 6 (Reimbursement of Initial Purchasers' Expenses), Section 7 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

     Section 5. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Firm Securities and the Option Securities (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Final Circular (including financial statements, exhibits, schedules, consents and certificates of experts) and each Preliminary Circular, and all amendments and supplements thereto, and this Agreement, the Indenture and the Registration Rights Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying (or obtaining exemptions from the qualification of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vii) the fees and expenses of the Trustee and Trustee's counsel in connection with the Indenture and the Securities, (viii) the fees and expenses, if any, incurred in connection with the admission of such Securities for trading in The Portal Market and for clearance and settlement through DTC, Euroclear, Cedel, if applicable, and listing of the Underlying Securities on the Nasdaq National Market, and (ix) all costs and expenses incident to the preparation and undertaking of "road show" preparations to be made to prospective investors. Except as provided in this Section 5, Section 6, and
Section 7 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

     Section 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 4, Section 7 or Section 9, or if the sale to the Initial Purchasers of the Securities on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers and the other Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers and the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

     Section 7.  Indemnification and Contribution.

                 (a)  Indemnification of the Initial Purchaser.

                      (i) The Company agrees to indemnify and hold harmless each Initial Purchaser ,its officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in any Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii) or (iii) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its bad faith or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by FleetBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in any Circular (or any amendment or supplement thereto); and provided, further, that with respect to the Preliminary Circular, the foregoing indemnity agreement shall not inure to the benefit of any Initial Purchaser from whom the person asserting any loss, claim, damage, liability or expense purchased Securities, or any person controlling such Initial Purchaser, if copies of the Final Circular were timely delivered to the Initial Purchaser pursuant to Section 2 and a copy of the Final Circular (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Circular (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

               (b) Indemnification of the Company, its Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Circular (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Final Circular (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this
Section 7(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

               (c)  Information Provided by the Initial Purchasers.  The
Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in any Circular (or any amendment or supplement thereto) are the statements set forth in the last sentence of the last paragraph on the front cover page of each Circular, the table in the first paragraph under the caption "Plan of Distribution" in each Circular, the third paragraph under the caption "Plan of Distribution" in each Circular and the paragraph under the caption "Plan of Distribution -- Stabilization"; and the Initial Purchasers confirm that such statements are correct.

               (d)  Notifications and Other Indemnification Procedures.
Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (FleetBoston Robertson Stephens Inc. in the case of Section 7(b) and Section 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the Securities Action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

               (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (f)  Contribution.  If the indemnification provided for in this
Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Final Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Initial Purchaser shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Initial Purchaser and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty (30) days of invoice to the indemnifying party.

               (h) Survival. The indemnity and contribution agreements contained in this Section 7 and the representation and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Initial Purchaser, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

               (i) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Final Circular.

     Section 8. Default of One or More of the Several Initial Purchasers. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Firm Securities, or Option Securities, as the case may be which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Firm Securities set forth opposite their respective names on Schedule A bears to the principal amount of Firm Securities set forth opposite
----------
the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, and Section 7 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Circular or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this
Section 8. Any action taken under this Section 8 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     Section 9. Termination of this Agreement. Prior to the First Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the National Association of Securities Dealers, LLC; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Final Circular or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchasers and the Initial Purchasers pursuant to Sections 5 and 6 hereof, (b) any Initial Purchaser to the Company, or (c) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

     Section 10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

     Section 11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

     If to the Initial Purchasers:

          FleetBoston Robertson Stephens Inc.
          555 California Street
          San Francisco, California 94104
          Facsimile: (415) 676-2696
          Attention: General Counsel

     If to the Company:

          E*TRADE Group, Inc.
          4500 Bohannon Drive
          Menlo Park, California 94025
          Facsimile: (650) 331-6000
          Attention: Chief Financial Officer

     With a copy to:

          Brobeck, Phleger & Harrison LLP
          Two Embarcadero Place
          2200 Geng Road
          Palo Alto, California 94303
          Facsimile: (650) 496-2885
          Attn: Curtis L. Mo, Esq.

     Any party hereto may change the address for receipt of communications by giving written notice to the others.

     Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

     Section 13. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     Section 14.  Governing Law Provisions.

                  (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

                  (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

                  (c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified

Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     Section 15. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

        [The remainder of this page has been intentionally left blank.]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                        Very truly yours,

                                        E*TRADE GROUP, INC.

                                        By: _______________________________
                                        Title:

     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

FLEETBOSTON ROBERTSON STEPHENS INC.
HAMBRECHT & QUIST LLC
GOLDMAN, SACHS & CO.

By FLEETBOSTON ROBERTSON STEPHENS INC.

By: _________________________________
    Authorized Signatory

                                  SCHEDULE A


                                                             Aggregate Principal
                                                               Amount of Firm
                                                              Securities to be
                       Initial Purchasers                         Purchased
--------------------------------------------------------     -------------------

FLEETBOSTON ROBERTSON STEPHENS INC......................            $175,000,000
HAMBRECHT & QUIST LLC...................................             175,000,000
GOLDMAN, SACHS & CO.....................................             150,000,000
                                                                    ------------

   Total................................................            $500,000,000

                                   EXHIBIT A

                         Lock-Up and No Buy Agreement

FleetBoston Robertson Stephens Inc.
Hambrecht & Quist LLC
c/o FleetBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, California 94104

RE: E*TRADE Group, Inc. (the "Company")

Ladies & Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out an offering (the "Offering") of 6% Convertible Subordinated Notes due 2007 (the "Notes") for which you are the Initial Purchasers. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Initial Purchasers are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into purchase arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to dispositions of Securities acquired on the open market or (iv) with the prior written consent of FleetBoston Robertson Stephens Inc., for a period commencing on the date hereof and continuing to a date 90 days after the date of the Final Circular (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

     In addition, the undersigned hereby agrees that neither the undersigned nor any person related or associated with the undersigned included in the definition of an "affiliate" under Rule 144 of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act") will purchase any of the Notes or any security issued upon the conversion of the Notes, either directly or indirectly from any seller, other than any such securities that have been or are being sold in (i) a transaction registered under the Act, or (ii) any other transaction as a result of which the undersigned receives securities without any restrictive legends.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                        Dated:_____________________________


                                        ___________________________________
                                        Printed Name of Holder


                                        By:________________________________
                                           Signature


                                        ___________________________________
                                        Printed Name of Person Signing
                                        (and indicate capacity of person
                                        signing if signing as custodian,
                                        trustee, or on behalf of an entity)

                                   EXHIBIT B

            Matters to be Covered in the Opinion of Company Counsel

     (i) The Company and each Significant Subsidiary (as that term is defined in Regulation S-X of the Securities Act) of the Company (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

     (ii) The Company and each Significant Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Circular;

     (iii) The Company and each Significant Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction listed on Annex A to such counsel's opinion letter. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any Significant Subsidiary other than Telebanc Financial Corporation and E*TRADE Securities, Inc.;

     (iv) To such counsel's knowledge, the authorized, issued and outstanding capital stock of the Company is as set forth in the Final Circular under the caption "Capitalization" as of the dates stated therein;

     (v) All issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

     (vi) The certificates for the Securities as delivered to the Initial Purchaser and the certificates representing the Underlying Securities to be delivered upon the conversion of the Securities are in due and proper form;

     (vii) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for in accordance with the terms of this Agreement, will (X) constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general equitable principles; and (Y) be entitled to the benefits of the Indenture;

     (viii) All of the shares of Underlying Securities initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right under the certificate of incorporation or bylaws of the Company or any of the documents listed as exhibits to the Company's Annual Report on Form 10-K for the year ended September 30, 1999, included therein pursuant to the requirements of clauses (2), (4), (9) or (10) of Item 601(b) of Regulation S-K, or any of the documents in effect on the date hereof which are required to be listed as exhibits to the Company's Quarterly Reports on Form 10-Q which will be filed after the date hereof pursuant to the requirements of clauses (2), (4), (9) or (10) of Item 601(b) of Regulation S-K (each such document, a "Material Agreement");

     (ix) The Company has the corporate power and authority to enter into this Agreement, the Indenture, the Registration Rights Agreement and the Securities, and to issue, sell and deliver to the Initial Purchasers the Securities to be issued and sold by it hereunder and to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities;

     (x) This Agreement, the Indenture and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you and the Trustee, as applicable, each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except, in the case of this Agreement and the Registration Rights Agreement, insofar as rights to indemnification hereunder may be limited by applicable law and except with respect to all such agreements as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

     (xi) The information in the Final Circular under the captions "Description of Notes," "Description of Capital Stock," "Material United States Federal Income Tax Considerations," "Plan of Distribution," "Transfer Restrictions," "Risk Factors -- We may be fined or forced out of business if we do not maintain the net capital levels," "Risk Factors -- Due to our recent acquisition of Telebanc, we may be restricted in expanding our activities, and our inexperience with being regulated as a savings and loan holding company could negatively affect both us and Telebanc," "Risk Factors -- The notes are unsecured and, in the event of our insolvency, liquidation or similar event, we must pay in full all of our senior indebtedness before we can make any payments on the notes," "Risk Factors -We may incur significant costs to avoid investment company status and may suffer adverse consequences if we are deemed to be an investment company," and "Legal and Administrative Proceedings," to the extent that such statements constitute a summary of the legal matters, documents and proceedings referred to therein, have been reviewed by such counsel and is a fair summary of such matters and conclusions (although such counsel does not opine as to the completeness of the information contained in such sections with respect to the subject matters thereof);

     (xii) The descriptions in the Final Circular of the certificate of incorporation and bylaws of the Company and of statutes insofar as such descriptions constitute summaries of such documents or statutes are accurate and fairly present in all material respects the information required to be presented by the Security Act;

     (xiii) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Final Circular or to be filed as an exhibit to the Company's most recent Annual Report on Form 10-K which are not described or referred to therein or filed as required;

     (xiv) The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the consummation of the transactions provided for herein or therein (other than performance of the Company's indemnification and contribution obligations hereunder and under the Registration Rights Agreement, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's certificate of incorporation or bylaws or (b) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument which the Company is a party or by which its properties are bound and which is a Material Agreement, or any applicable United States federal or California state statute, rule or regulation known to such counsel or, to such counsel's knowledge (without conducting any docket search or similar inquiry), any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations;

     (xv) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Securities by the Initial Purchasers;

     (xvi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in an Annual Report on Form 10-K for the Company (if it were filed at the date of such Opinion) or any Incorporated Document by the Securities Act, other than those fairly summarized in all material respects in the Final Circular;

     (xvii) To such counsel's knowledge, except as set forth in the Final Circular and any Incorporated Document, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Final Circular, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Stock or other securities, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to offer the Securities.

     (xviii) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (xix) Each document filed pursuant to the Exchange Act (other than the financial statements and schedules and financial and statistical data included therein or incorporated by reference, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Final Circular complied when so filed as to form in all material respects with the Exchange Act.

     (xx) The Firm Securities or Option Securities, as the case may be, satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act for securities to be eligible for trading pursuant to Rule 144A;

     (xxi) Based upon the representations, warranties and agreements of the Company in Sections 1(jj), 3(d) and 3(e) of this Agreement, and of the Initial Purchasers in Section 2(f) of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Firm Securities and Option Securities to the Initial Purchasers under this Agreement or in connection with the initial resale of such Firm Securities and Option Securities by the Initial Purchaser in accordance with Section 3 of this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

     In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Initial Purchasers, Initial Purchasers' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Preliminary Circular and the Final Circular and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Final Circular (other than with respect to the opinions set forth in clause (xi), above) nothing has come to the attention of such counsel which leads them to believe that, on the date of the Final Circular and at all times subsequent thereto up to and on the First Closing Date or the Second Closing Date, as the case may be, the Final Circular and any amendment or supplement thereto and any Incorporated Document, when such documents became effective or were filed with the Commission (other than the financial statements including schedules and other financial and statistical information, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the Final Circular and any amendment or supplement thereto and any Incorporated Document (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to the opinion in paragraph (xi) regarding the statements made under the caption "Risk Factors - We may incur significant costs to avoid investment company status and may suffer adverse consequences if we are deemed to be an investment company" and the opinion set forth in paragraph (xviii) above, such opinion may be rendered by another counsel to the Company reasonably satisfactory to the Initial Purchasers.